UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 18, 2024 (November 12, 2024)

CONX Corp.

(Exact name of registrant as specified in its charter)

Nevada	001-39677	85-2728630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5701 S. Santa Fe Dr.

Littleton, CO 80120
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (303) 472-1542

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None (1)

(1) The Company’s Class A common stock and public warrants are traded over-the-counter under the symbol “CNXX” and “CNXXW,” respectively.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

On November 12, 2024, CONX Corp. (the “Company”) and certain other investors (such investors together with the Company, the “PIPE Investors”) consummated the transactions contemplated by the previously-announced subscription agreements (the “Subscription Agreements”) with EchoStar Corporation, a Nevada corporation (“EchoStar”) controlled by Charles W. Ergen, pursuant to which the PIPE Investors purchased an aggregate of 14.265 million shares (the “PIPE Shares”) of EchoStar’s Class A common stock, par value $0.01 per share, at a purchase price of $28.04 per share, totaling approximately $400 million in cash (such investment, the “PIPE Investment”).

The per share purchase price equals the closing price of such shares on The Nasdaq Stock Market LLC as of September 27, 2024. The portion of the PIPE Investment made by the Company pursuant to its Subscription Agreement represents an acquisition of 1,551,355 shares of EchoStar’s Class A common stock for a total cash purchase price of approximately $43.5 million. Mr. Ergen is the chairman and a member of the Board of Directors of the Company and controls the Company.

The foregoing description of the PIPE Investment does not purport to be complete and is qualified in its entirety by the terms and conditions of the form of the Subscription Agreement, a copy of which is included as Exhibit 10.1 to this Current Report on Form 8-K and was included as Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed on September 30, 2024.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibits

10.1	Form of Subscription Agreement (filed as Exhibit 10.4 to EchoStar Corporation’s Current Report on Form 8-K, filed on September 30, 2024, and incorporated herein by reference).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONX Corp.

Date: November 18, 2024	By:	/s/ Kyle Jason Kiser
	Name:	Kyle Jason Kiser
	Title:	Chief Executive Officer